UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
April 15, 2025
(Date of the earliest event reported)
Simulations Plus, Inc.
(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Park Offices Drive, Suite 401, Research Triangle Park, NC 27709
(Address of principal executive offices) (Zip Code)
661-723-7723
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01    Changes in Registrant’s Certifying Accountant
(a) Former Independent Registered Public Accounting Firm.

The Audit Committee of the Board of Directors (the “Audit Committee”) of Simulations Plus, Inc. (the “Company”) has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2025.

The Audit Committee approved the dismissal of Rose, Snyder & Jacobs LLC (“RSJ”) as the Company’s independent registered public accounting firm and dismissed RSJ on April 15, 2025.

During the Company’s fiscal years ended August 31, 2024 and August 31, 2023 and the subsequent interim periods from September 1, 2024 through April 15, 2025, (i) there were no disagreements with RSJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to RSJ’s satisfaction, would have caused RSJ to make reference to the subject matter of the disagreement in connection with its report and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of RSJ on the consolidated financial statements of the Company for the fiscal year ended August 31, 2024 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided RSJ with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that RSJ furnish it with a letter addressed to the SEC stating whether it agrees with the above statements in this Item 4.01(a). A copy of RSJ’s letter, dated April 16, 2025 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm.

On April 15, 2025, the Audit Committee approved the selection and appointment of Grant Thornton LLP (“Grant Thornton”) to audit the Company’s consolidated financial statements for the fiscal year ending August 31, 2025, effective immediately.

During the Company’s two most recent fiscal years ended August 31, 2024 and August 31, 2023 and for the subsequent interim period through April 15, 2025, neither the Company nor anyone on its behalf consulted Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company, in connection with which neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

16.1	Letter from Rose, Snyder & Jacobs LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: April 18, 2025	By: /s/ Will Frederick
Will Frederick
Chief Financial Officer and Chief Operating Officer
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